Exhibit 10.20

                               SUMMUS, INC. (USA)

                             AUDIT COMMITTEE CHARTER

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                     As adopted Effective February 17, 2003

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I.       PURPOSE

         The primary functions of the Audit Committee are to assist the Board of Directors of Summus, Inc. (USA) (the "Company") in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, legal compliance, and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the Company's financial statements and other financial information provided by the Company to its shareholders, the public and others, (iv) the Company's compliance with legal and regulatory requirements, and (v) the performance of the Company's independent auditors'. Consistent with these functions, the Audit Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

         Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.      ORGANIZATION

         Prior to the listing of the Company's common stock on a national exchange, the Audit Committee shall be formed and maintained in accordance with the Section 10A of the Securities Exchange Act and all other related rules promulgated by the Securities and Exchange Commission. Upon the listing of the Company's common stock on a national exchange, the Audit Committee shall consist of three or more directors, each of whom shall satisfy the independence, financial literacy and experience requirements of
     Section 10A of the Securities Exchange Act, the rules of the particular national exchange that the Company is listed on and any other regulatory requirements.
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          The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board; members shall serve until their successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by a vote of a majority of the full Committee.

            The Audit Committee may form and delegate authority to subcommittees when appropriate.

III.     MEETINGS

         The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

         The Audit Committee shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting. In addition, at the first meeting of the Audit Committee to be held upon its formation and at each first meeting held following the annual meeting of shareholders (the "First Meeting"), the chairperson, in consultation with the other members of the Audit Committee, shall determine the list of items to be addressed by the Audit Committee during the coming year (the "Annual Agenda").

         The chairperson shall ensure that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee as well as each other director in advance of the meeting, and that the Annual Agenda is circulated to each member of the Audit Committee as well as each other director not later than five business days after it is finalized (which shall be not later than five business days after the First Meeting).

IV.      AUTHORITY AND RESPONSIBILITIES

         In recognition of the fact that the independent auditors are ultimately accountable to the Audit Committee, the Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for shareholder approval), and shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.
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     To fulfill its responsibilities, the Audit Committee shall:

                  With respect to the independent auditors:
                  -----------------------------------------

         1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

         2. Have the sole authority to review in advance, and grant any appropriate pre-approvals of (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Commission of the Securities Exchange Act with respect to non-audit Services.

         3. Review on an annual basis the performance of the independent auditors.

         4. Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and satisfy itself as to the independent auditors' independence.

         5. At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, any steps taken to deal with any such issues.

         6. Confirm that the lead audit partner and the audit partner responsible for reviewing the audit, has not performed audit services for the Company for each of the five previous fiscal years.

         7. Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.

         8. Review, based upon the recommendation of the independent auditors, the scope and plan of the work to be done by the independent auditors.
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                  With respect to the financial statements:
                  -----------------------------------------

         9. Review and discuss with management and the independent auditors the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to shareholders, any governmental body, any stock exchange, or the public.

         10. Review and discuss with management and the independent auditors the Company's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").

         11. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

         12. Recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

         13. Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

                  Periodic and Annual Reviews:
                  ----------------------------

         14. Periodically review separately with each of management and the independent auditors (i) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and (iii) managements response to each.

         15. Periodically discuss with the independent auditors, without management being present, (i) their judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and (ii) the completeness and accuracy of the Company's financial statements.

         16. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices and suggested by the independent auditors and management. Review with the independent auditors and management at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

         17. Review and discuss with management, the independent auditors and the Company's in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in accounting standards or rules.

         18. Review and discuss with management, the independent auditors and the Company's in-house and independent counsel on any issues that management and the independent auditors propose to address through the SEC's pre-clearance process.

         19. Review and discuss with management and the independent auditors, the Company's critical accounting policies that have the greatest effects on the Company's financial statements and all alternative accounting treatments.

         20. Review, discuss and challenge management and the independent auditors in identifying the difficult areas (e.g. significant estimates and judgments) and to explain fully how they each made their judgments in those areas.

         21. Review and discuss with management and the independent auditors proposed significant, complex and/or unusual transactions and their financial statement effects.

         22. If applicable, understand why management did not correct audit differences that were identified and what the effects would be on the financial statements if those differences were corrected in the current period.

         23. Review and understand significant balance sheet changes in trends or important financial relationships.

         24. Review and understand the business need for significant related party transactions and whether they have been properly disclosed.

         25. Review and understand any new or proposed accounting and auditing topics affecting the Company.

                  Discussions with management:
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         26.      Review and discuss with management the Company's earnings
                  press releases, including the use of "pro forma" or "adjusted" non-GAAP information. Also consider using Financial Executives International/National Investor Relations Institute guidelines (available at WWW.FEI.ORG or WWW.NIRI.ORG) as well as financial information and earnings guidance provided to analysts and rating agencies.

         27. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

         28. Review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.

                  With respect to the internal controls:
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         29.      In consultation with the independent auditors, review the
                  adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations.

         30. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

         31. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting and (ii) the independent auditors' attestation, and report, on the assessment made by management.

                  Other:
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         32.      Review and approval all related-party transactions.

         33. Review and approve (i) any change or waiver in the Company's code of ethics for senior financial officers and (ii) any disclosure made on Form 8-K regarding such change or waiver.

         34. Establish a policy addressing the Company's hiring of employees or former employees of independent auditors who were engaged on the Company's account.
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         35.      Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

         36.      Review its own performance annually.

         37.      Report regularly to the Board.

         38. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

         39. This Charter shall be made available on the Company's website at "www.summus.com."

     V.       Resources

                  The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

                  The Audit Committee shall determine the extend of funding necessary for payment of compensation to the independent auditors for the purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Audit Committee.